EXPETITLE ACQUISITION	12 Months Ended
Dec. 31, 2023
Expetitle Inc [Member]
IfrsStatementLineItems [Line Items]
EXPETITLE ACQUISITION

4. EXPETITLE ACQUISITION

On January 20, 2022, the Company completed the acquisition of 100% of the issued and outstanding equity interests of Expetitle, Inc. (“Expetitle”) pursuant to a stock purchase agreement (the “Expetitle Transaction”). Expetitle had developed technology that simplifies the paper-intensive and time-intensive title and escrow processes, reducing errors and saving time. As part of the Expetitle Transaction, the Company also acquired 51% ownership of five subsidiaries of Expetitle. The noncontrolling ownership interest in these five subsidiaries of Expetitle recognized at the acquisition date was measured by reference to the fair value of the non-controlling interest and amounted to $21 thousand. The aggregate purchase price for 100% of the issued and outstanding equity interests of Expetitle was comprised of cash consideration of $7.4 million payable at the closing of the Expetitle Transaction and contingent consideration of $600 thousand in cash subject to escrow, that would be released after twelve (12) months upon the satisfaction or waiver of the following terms and conditions: (i) the key employees remain in their current position with the Company for at least twelve (12) months after the closing of the Expetitle Transaction and (ii) Expetitle will become licenced to operate in at least fifteen states, including the then current states of operation, Florida, Georgia, and Texas. In addition, certain Expetitle employees were entitled to a cash payment of $200 thousand subject to the same terms as set out for the contingent consideration. The contingent terms were met and the $800 thousand that was in escrow was released on January 23, 2023.

As part of the Expetitle Transaction, Real granted an aggregate of 700 thousand incentive stock options (“Options”) and an aggregate of 1.1 million RSUs to shareholders of Expetitle and employees of the Expetitle team. The fair value of those Options was $4.8 million from which $4.3 million was determined to be part of the consideration and $451 thousand that was recorded immediately to the statement of loss and comprehensive loss as post transaction employee compensation which vests immediately. The Options are exercisable for a period of 3 years at $3.60 per Common Share. In addition, and as part of the transaction, the Company provided cash payments to the Expetitle employees in the aggregate amount of $168 thousand.

We have completed the valuation of the acquired assets and assumed liabilities and have assigned $3.4 million as the fair value of the Company’s developed technology and $8.4 million as the residual goodwill. Goodwill represents expected synergies, future income and growth potential, and other intangibles that do not qualify for separate recognition. None of the goodwill arising from this acquisition is deductible for tax purposes.

The following table summarizes the recognized amounts of assets acquired and liabilities assumed, total consideration, and cash flow related to the Expetitle Transaction (in thousands):

Balance at January 21, 2022
Recognized amounts of assets acquired and liabilities assumed
Cash	80
Other Current Assets	42
In Trust Cash	960
Goodwill	8,393
Intangible Assets	3,364
Accounts Payables and Accrued Liabilities	(103)
Held in Trust Funds	(960)
Other Payables	(19)
Net Assets Acquired	11,757

Cash Flow
Total Consideration	(11,757)
Acquired Cash	80
Equity-settled share-based payment	4,325
Cash from Investing Activities	(7,352)

The Company conducted an impairment test on its acquired goodwill during the fiscal year ended December 31, 2023. The test was performed in accordance with the requirements of IAS 36, Impairment of Assets. As a result of the impairment test, it was determined that the carrying amount of goodwill related to the Expetitle acquisition exceeded its recoverable amount. Consequently, the Company recognized a goodwill impairment loss of $723 thousand during the fiscal year ended December 31, 2023.

THE REAL BROKERAGE INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2023 and 2022